UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2008
Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	3-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
The Registrant has engaged BDO Seidman LLP as its new Independent Registered Public Accounting Firm effective January 7, 2008.
During the Registrant’s two most recent fiscal years and through the date of this report, the Registrant has not consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that BDO Seidman LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: January 7, 2008	By:	/s/ Paul W. Bridge, Jr.
Paul W. Bridge, Jr.
Chief Financial Officer

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